UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

Carolina Bank Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 North Spring Street, Greensboro, NC	27401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 288-1898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes to Registrant’s Certifying Accountant.

On March 20, 2012, the Audit Committee of the Board of Directors of Carolina Bank Holdings, Inc. (the “Registrant”) approved the dismissal of Cherry Bekaert & Holland, LLP (“Cherry Bekaert”) as the Registrant’s independent registered public accounting firm. Cherry Bekaert had been engaged previously as the principal accountant to audit the Registrant’s consolidated financial statements.

Cherry Bekaert’s reports on the financial statements of the Registrant for the fiscal years ended December 31, 2011 and 2010 do not contain an adverse opinion or a disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recently completed fiscal years, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant has provided a copy of this current report on Form 8-K to Cherry Bekaert and has requested that Cherry Bekaert furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the Registrant’s disclosure contained herein. Cherry Bekaert’s letter, dated March 22, 2012, is filed as Exhibit 16.1 to this report.

On March 20, 2012, the Audit Committee of the Registrant’s Board of Directors approved the appointment of Elliott Davis, PLLC as the Registrant’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2012. During the fiscal years ended December 31, 2011 and 2010 and through March 20, 2012, neither the Registrant, nor any other party acting on its behalf, consulted Elliott Davis, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Company by Elliott Davis, PLLC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter of Cherry Bekaert & Holland LLP, dated March 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: March 23, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Letter of Cherry Bekaert & Holland LLP, dated March 22, 2012